SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                        (Amendment No. __)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

     Check the appropriate box:

/_/  Preliminary Proxy Statement

/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/_/  Definitive Additional Materials

/_/  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

          Alliance New York Municipal Income Fund, Inc.
-----------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/_/ Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------
     (2) Aggregate number of securities to which transaction
     applies:
-----------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
     (5) Total fee paid:
-----------------------------------------------------------------
/_/  Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

[LOGO] ALLIANCEBERNSTEIN(SM)
Investment Research and Management

                                                           ACM INCOME FUND, INC.
                                           ACM GOVERNMENT OPPORTUNITY FUND, INC.
                                                   ACM MANAGED INCOME FUND, INC.
                                      ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                                            ACM MANAGED DOLLAR INCOME FUND, INC.
                                     ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                                        ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                   ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC. ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 25, 2004

To the Stockholders of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

      Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II, AMA, ACMIF, ANMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 25, 2004 at 11:00 a.m. Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 20, 2004:

      1. To elect four Directors of each Fund, except ACMIF, ANMIF and ANYMIF, each such Director to hold office for a term of either two or three years, as provided herein, and until his successor is duly elected and qualifies, and, for

ACMIF, ANMIF and ANYMIF, to elect three Directors, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies; and

      2. To transact such other business as may properly come before the Meeting.

      The Board of Directors of each Fund has fixed the close of business on January 2, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                            By Order of the Boards of Directors,


                                            Mark R. Manley
                                            Secretary
New York, New York
February 20, 2004

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

SM This is a service mark used under license from the owner.

                                PROXY STATEMENT

                              ACM INCOME FUND, INC.
                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
                          ACM MANAGED INCOME FUND, INC.
                   ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                      ACM MANAGED DOLLAR INCOME FUND, INC.
                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                  ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.
                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                            -------------------------

                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                                 March 25, 2004
                            -------------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 25, 2004 at 11:00 a.m. Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 20, 2004.

      The Board of Directors of each Fund has fixed the close of business on January 2, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Funds as of January 2, 2004 consisted of 227,073,766 shares of common stock of ACM I, 12,851,628 shares of common stock of ACM IV, 25,060,859 shares of common stock and 900 shares of Remarketed Preferred Stock, Series A of ACM V, 11,085,944 shares of common stock and 1,200 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C of ACM VII, 22,584,063 shares of common stock of ACM VIII, 8,890,052 shares of common stock of AWDGF, 67,648,715 shares of common stock of AWDGF II, 3,644,115 shares of common stock of AMA, 8,519,002 shares of common stock and 1,620 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF, 20,471,667 shares of common stock and 1,950 shares of each of Auction Preferred Shares, Series M, Series T, Series W and Series Th of ANMIF and 4,826,667 shares of common stock and 900 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF, each share being entitled to one vote.

      At the Meeting, the holders of the preferred stock of ACM V and the holders of each series of preferred stock of ACM VII, ACMIF, ANMIF and ANYMIF will have equal voting rights with the holders of the common stock of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF common stock, respectively, as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds as described below. While the holders of the preferred stock of each of these Funds, voting separately as a class, have the right to elect two Directors of their Fund, neither Ms. Block nor Dr. Hester, the preferred stock Directors for these Funds, is standing for re-election at the Meeting because their terms do not expire until 2006 and 2005, respectively.

      All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked,
(i) proxies from the holders of the common stock and, if applicable, preferred stock, will be voted for the election of four Directors of each Fund except ACMIF, ANMIF and ANYMIF and (ii) proxies from the holders of common and preferred stock of ACMIF, ANMIF and ANYMIF will be voted for the election of three Directors. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast, abstentions, not being votes cast, will not have any effect on the election of Directors. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

      The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

      A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

      Each Fund has engaged Mutual Fund Investor Connect, 60 East 42nd Street, New York, New York 10165, to assist in soliciting proxies for the Meeting. Mutual Fund Investor Connect will receive a total fee of $33,500 for its services, to be paid by the Funds as follows: ACM I--$7,000, ACM IV--$2,000, ACM V--$3,500, ACM VII--$2,000, ACM VIII--$2,000, AWDGF--$3,000, AWDGF II--$4,500,
AMA--$2,500, ACMIF--$2,000, ANMIF--$3,000 and ANYMIF--$2,000, plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his successor is elected and qualifies. In addition, for each Fund, except ACMIF, ANMIF and ANYMIF, one Director will be elected to serve for a term of two years. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the three or four individuals, as the case may be, as described below.

      Pursuant to the Funds' respective Charters and Bylaws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2005 and the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2006. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

      Under this classified Board structure, only those Directors in a single class may be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Funds' annual proxy statements. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

      On November 10, 2003, John D. Carifa resigned as Director of each of the Funds. The Board of Directors of each Fund subsequently elected Marc O. Mayer as Director of that Fund to fill the vacancy created by Mr. Carifa's resignation. Under the Bylaws of each Fund except ACMIF, ANMIF and ANYMIF, Mr. Mayer must stand for election at the Meeting, which is the first meeting of stockholders after his election as Director by the Fund's Board of Directors.

      At the Meeting, three Directors, John H. Dobkin, Clifford L. Michel and Donald J. Robinson are standing for re-election in Class One of ACM I, ACM IV, ACM V, ACM VII, ACMIF, ANMIF and ANYMIF, and three Directors, David H. Dievler, Clifford L. Michel and Donald J. Robinson are standing for re-election in Class One of ACM VIII, AWDGF, AWDGF II and AMA. In addition, Mr. Mayer is standing for election in Class Three of each Fund, except ACMIF, ANMIF and ANYMIF. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees for the Boards of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards of Directors may recommend.

      Certain information concerning the Funds' Directors is set forth below.

                                                                                         Number of
                                                                                        Portfolios in
                                                                                          Alliance-
                                                                                          Bernstein
                             Year                               Principal                   Fund             Other
                           Term as                           Occupation(s)                 Complex       Directorships
      Name, Address       a Director     Years of                During                  Overseen by        Held by
         and Age          Will Expire    Service*             Past 5 Years                Director          Director
      -------------       -----------    --------            -------------              -------------    -------------
INTERESTED DIRECTOR**

Marc O. Mayer, 46         Class Three    Each Fund:      Executive Vice President            68             None
1345 Avenue of the        (ACM I, IV,     4 months       of Alliance Capital
  Americas,               V, VII and                     Management Corporation,
New York, NY                 VIII,                       the general partner of the
10105                        AWDGF,                      Adviser ("ACMC"), since
                            AWDGF II                     2001; prior thereto, Chief
                            and AMA                      Executive Officer of
                            2006##)                      Sanford C. Bernstein & Co.,
                                                         LLC and its predecessor
                          Class Three                    since prior to 1999.
                            (ACMIF,
                           ANMIF and
                            ANYMIF
                             2006)

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr.,#,   Class Two      AWDGF: 12      Investment adviser and              116            None
71                          (2006)        ACM VIII,      independent consultant.
2 Sound View Drive                      AWDGF II: 11     He was formerly Senior
Suite 100                                  AMA: 10       Manager of Barrett
Greenwich, CT                           ACM I, IV, V,    Associates, Inc., a
06830                                      VII: 6        registered investment
                                           ACMIF,        adviser, with which he
                                          ANMIF and      had been associated since
                                          ANYMIF: 2      prior to 1999. He was
                                                         formerly Deputy
                                                         Comptroller and Chief
                                                         Investment Officer of the
                                                         State of New York and,
                                                         prior thereto, Chief
                                                         Investment Officer of
                                                         the New York Bank
                                                         for Savings.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director.
** Mr. Mayer is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"), of each Fund due to his position as Executive Vice President of ACMC.
#     Member of the Audit Committee and the Nominating Committee of each Fund.
##    If elected or re-elected, as the case may be, at the Meeting.

                                                                                         Number of
                                                                                        Portfolios in
                                                                                          Alliance-
                                                                                          Bernstein
                             Year                               Principal                   Fund             Other
                           Term as                           Occupation(s)                 Complex       Directorships
      Name, Address       a Director     Years of                During                  Overseen by        Held by
         and Age          Will Expire    Service*             Past 5 Years                Director          Director
      -------------       -----------    --------            -------------              -------------    -------------
Ruth Block,#,             Class Three     ACM I: 17      Formerly Executive Vice             96             None
73                           (2006)     ACM IV, V: 16    President and Chief
500 SE Mizner Blvd.,                      AWDGF: 12      Insurance Officer of The
Boca Raton, FL                            ACM VIII,      Equitable Life Assurance
33432                                   AWDGF II: 11     Society of The United
                                          ACM VII,       States; Chairman and
                                          AMA: 10        Chief Executive Officer of
                                           ACMIF,        Evlico; Director of Avon,
                                         ANMIF and       BP (oil and gas), Ecolab,
                                         ANYMIF: 2       Incorporated (specialty
                                                         chemicals), Tandem
                                                         Financial Group and
                                                         Donaldson, Lufkin &
                                                         Jenrette Securities Corpor-
                                                         ation; former Governor at
                                                         Large, National Association
                                                         of Securities Dealers, Inc.

David H. Dievler,#,       Class One       ACM I: 17      Independent consultant.             100            None
74                        (ACM VIII,    ACM IV, V: 16    Until December 1994 he
P.O. Box 167,               AWDGF,        AWDGF: 12      was Senior Vice President
Spring Lake, NJ            AWDGF II       ACM VIII,      of ACMC responsible for
07762                      and AMA      AWDGF II: 11     mutual fund administration.
                           2007##)        ACM VII,       Prior to joining ACMC in
                                          AMA: 10        1984 he was Chief Finan-
                          Class Two        ACMIF,        cial Officer of Eberstadt
                           (ACM IV,      ANMIF and       Asset Management since
                          V and VII,     ANYMIF: 2       1968. Prior to that, he was
                            ACMIF,                       Senior Manager at Price
                          ANMIF and                      Waterhouse & Co.
                           ANYMIF                        Member of the American
                            2005)                        Institute of Certified Public
                                                         Accountants since 1953.

John H. Dobkin,#,          Class One      ACM I: 17      Consultant. Formerly                98             None
62                        (ACM I, IV,     AWDGF: 12      President of Save Venice,
P.O. Box 12,              V and VII,      ACM VIII,      Inc. (preservation organi-
Annandale, NY               ACMIF,      AWDGF II: 11     zation) from 2001-2002,
12504                       ANMIF         AMA: 10        Senior Adviser from June
                             and         ACM IV, V,      1999-June 2000) and
                            ANYMIF         VII: 6        President of Historic
                            2007##)        ACMIF,        Hudson Valley (historic
                                          ANMIF and      preservation) from Decem-
                           Class Two      ANYMIF: 2      ber 1989 - May 1999.
                           (ACM VIII,                    Previously, Director of
                             AWDGF,                      the National Academy of
                           AWDGF II                      Design and during 1988-92,
                           and AMA                       Director and Chairman of
                            2005)                        the Audit Committee
                                                         of ACMC.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director.
** Mr. Mayer is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"), of each Fund due to his position as Executive Vice President of ACMC.
#     Member of the Audit Committee and the Nominating Committee of each Fund.
##    If elected or re-elected, as the case may be, at the Meeting.

                                                                                         Number of
                                                                                        Portfolios in
                                                                                          Alliance-
                                                                                          Bernstein
                             Year                               Principal                   Fund             Other
                           Term as                           Occupation(s)                 Complex       Directorships
      Name, Address       a Director     Years of                During                  Overseen by        Held by
         and Age          Will Expire    Service*             Past 5 Years                Director          Director
      -------------       -----------    --------            -------------              -------------    -------------
Dr. James M. Hester,#,     Class Two      ACM I: 17      President of The Harry              11             None
79                          (2005)      ACM IV, V: 16    Frank Guggenheim
25 Cleveland Lane                         AWDGF: 12      Foundation, with which he
Princeton, NJ                             ACM VIII,      has been associated since
08540                                   AWDGF II: 11     prior to 1999. He was
                                          ACM VII,       formerly President of New
                                          AMA: 10        York University and the
                                          ACMIF,         New York Botanical Garden,
                                         ANMIF and       Rector of the United Nations
                                         ANYMIF: 2       University and Vice
                                                         Chairman of the Board of
                                                         the Federal Reserve Bank
                                                         of New York.

Clifford L. Michel,#,      Class One      ACM I: 17      Senior Counsel of the law           97          Placer Dome
64                         (2007##)     ACM IV, V: 16    firm of Cahill Gordon &                             Inc.
15 St. Bernard's Road                     AWDGF: 12      Reindel since February
Gladstone, NJ                             ACM VIII,      2001 and a partner of that
07934                                   AWDGF II: 11     firm for more than twenty-
                                          ACM VII,       five years prior thereto.
                                          AMA: 10        He is President and Chief
                                           ACMIF,        Executive Officer of
                                         ANMIF and       Wenonah Development
                                         ANYMIF: 2       Company (investments)
                                                         and a Director of Placer
                                                         Dome Inc. (mining).

Donald J. Robinson,#,      Class One    ACM I, IV, V,    Senior Counsel to the law           96             None
69                         (2007##)     VII and VIII,    firm of Orrick, Herrington
98 Hell's Peak Road                        AWDGF,        & Sutcliffe LLP since prior
Weston, VT                                AWDGF II       to 1999. Formerly a senior
05161                                    and AMA: 9      partner and a member of
                                           ACMIF,        the Executive Committee
                                         ANMIF and       of that firm. He was also a
                                         ANYMIF: 2       member of the Municipal
                                                         Securities Rulemaking
                                                         Board and a Trustee of
                                                         the Museum of the City of
                                                         New York.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director.
** Mr. Mayer is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act"), of each Fund due to his position as Executive Vice President of ACMC.
#     Member of the Audit Committee and the Nominating Committee of each Fund.
##    If elected or re-elected, as the case may be, at the Meeting.

      It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "AllianceBernstein Fund Complex"), that each Director will invest specified minimum amounts, and (in the case of most of the Directors of the Funds) an overall total of at least $150,000, in shares of investment companies in the AllianceBernstein Fund Complex.

      The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                 Dollar Range of Equity                 Aggregate Dollar Range of Equity
                                   Securities in the                     Securities in the Funds in the
                                      Funds as of                     AllianceBernstein Fund Complex as of
                                   December 31, 2003                           December 31, 2003
                           -----------------------------------        ------------------------------------
Marc O. Mayer              None               $0                                over $100,000

Ruth Block                 ACM I:             $10,001-$50,000                   over $100,000
                           ACM V:             $10,001-$50,000
                           ACM VIII:          $10,001-$50,000
                           AWDGF II:          $10,001-$50,000
                           AMA:               $10,001-$50,000

David H. Dievler           ACM I:             $10,001-$50,000                   over $100,000
                           ACM IV:            $1-$10,000
                           AWDGF II:          $10,001-$50,000
                           AMA:               $10,001-$50,000

John H. Dobkin             AWDGF II:          $1-$10,000                        over $100,000
                           AMA:               $10,001-$50,000

William H. Foulk, Jr       ACM I:             $10,001-$50,000                   over $100,000
                           ACM IV:            $1-$10,000
                           ACM V:             $1-$10,000
                           ACM VII:           $1-$10,000
                           ACM VIII:          $1-$10,000
                           AWDGF:             $1-$10,000
                           AWDGF II:          $1-$10,000
                           AMA:               $10,001-$50,000

Dr. James M. Hester        ACM I:             $10,001-$50,000                   over $100,000
                           ACM IV:            $1-$10,000
                           ACM V:             $1-$10,000
                           AWDGF:             $1-$10,000
                           AMA:               $10,001-$50,000
                           ANYMIF:            Over $100,000

Clifford L. Michel         ACM I:             $10,001-$50,000                   over $100,000
                           ACM IV:            $1-$10,000
                           ACM V:             $1-$10,000
                           ACM VII:           $10,001-$50,000
                           ACM VIII:          $1-$10,000
                           AWDGF:             $10,001-$50,000
                           AWDGF II:          $1-$10,000
                           AMA:               $10,001-$50,000

Donald J. Robinson         ACM V:             $1-$10,000                        over $100,000
                           ACM VIII:          $10,001-$50,000
                           AMA:               $50,001-$100,000

      As of January 2, 2004, the Directors and officers of each Fund as a group owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Funds' Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

      During its fiscal year ended in 2003, the Board of Directors of ACM I met 12 times; of ACM IV met 9 times; of ACM V, 9 times; of ACM VII, 8 times; of ACM VIII, 9 times; of AWDGF, 7 times; of AWDGF II, 7 times; of AMA, 9 times; of ACMIF, 7 times; of ANMIF, 7 times; and of ANYMIF, 7 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders, and no Director attended the Funds' prior year's annual meeting of stockholders.

      Each Fund's Board of Directors has two standing committees, an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above in the table listing Directors of the Funds. The Audit Committee of each Fund is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act") and meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The Audit Committee of each of the Funds met 4 times during its Fund's most recently completed fiscal year. The Nominating Committee of each of the Funds except ACM I did not meet during the Funds' respective most recently completed fiscal year. The Nominating Committee of ACM I met once during the Fund's most recently completed fiscal year.

      Each Fund's Board of Directors has recently adopted a charter for its Nominating Committee, a copy of which is attached as Exhibit A. Pursuant to the charter, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

      The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

      The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in Exhibit A.

      Each Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

      None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2003, the aggregate compensation paid to the Directors during calendar year 2003 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                        Number of              Number of
                                                                        Investment             Investment
                                                                    Companies in the      Portfolios within the
                                                Compensation        AllianceBernstein      AllianceBernstein
                                                  from the            Fund Complex,          Fund Complex,
                        Compensation from    AllianceBernstein        including the          including the
                         the Funds during      Fund Complex,       Funds, as to which      Funds, as to which
                        their Fiscal Years     including the        the Director is a      the Director is a
Name of Director          ended in 2003      Funds, during 2003    Director or Trustee    Director or Trustee
----------------        ------------------   ------------------    -------------------    ---------------------
Marc O. Mayer           $-0                       $-0                      40                      68

Ruth Block              $4,102 ACM I              $205,550                 43                      96
                        $3,832 ACM IV
                        $3,332 ACM V
                        $4,590 ACM VII
                        $4,590 ACM VIII
                        $3,760 AWDGF
                        $3,869 AWDGF II
                        $4,882 AMA
                        $3,760 ACMIF
                        $3,760 ANMIF
                        $3,760 ANYMIF

David H. Dievler        $4,077 ACM I              $264,400                 47                      100
                        $3,817 ACM IV
                        $3,308 ACM V
                        $5,065 ACM VII
                        $4,565 ACM VIII
                        $3,735 AWDGF
                        $3,862 AWDGF II
                        $4,857 AMA
                        $3,985 ACMIF
                        $4,735 ANMIF
                        $3,985 ANYMIF

John H. Dobkin          $4,092 ACM I              $234,550                 45                      98
                        $3,832 ACM IV
                        $3,323 ACM V
                        $4,580 ACM VII
                        $4,580 ACM VIII
                        $3,750 AWDGF
                        $3,868 AWDGF II
                        $4,872 AMA
                        $3,750 ACMIF
                        $3,750 ANMIF
                        $3,750 ANYMIF

William H. Foulk, Jr.   $4,082 ACM I              $248,650                 50                      116
                        $3,821 ACM IV
                        $3,312 ACM V
                        $4,570 ACM VII
                        $4,570 ACM VIII
                        $3,740 AWDGF
                        $3,862 AWDGF II
                        $4,862 AMA
                        $3,740 ACMIF
                        $3,740 ANMIF
                        $3,740 ANYMIF

                                                                        Number of              Number of
                                                                        Investment             Investment
                                                                    Companies in the      Portfolios within the
                                                Compensation        AllianceBernstein      AllianceBernstein
                                                  from the            Fund Complex,          Fund Complex,
                        Compensation from    AllianceBernstein        including the          including the
                         the Funds during      Fund Complex,       Funds, as to which      Funds, as to which
                        their Fiscal Years     including the        the Director is a      the Director is a
Name of Director          ended in 2003      Funds, during 2003    Director or Trustee    Director or Trustee
----------------        ------------------   ------------------    -------------------    ---------------------
Dr. James M. Hester     $8,773 ACM I              $98,000                  11                      11
                        $8,224 ACM IV
                        $7,682 ACM V
                        $9,932 ACM VII
                        $9,932 ACM VIII
                        $8,182 AWDGF
                        $8,224 AWDGF II
                        $10,930 AMA
                        $8,182 ACMIF
                        $8,182 ANMIF
                        $8,182 ANYMIF

Clifford L. Michel      $4,088 ACM I              $209,550                 44                      97
                        $3,818 ACM IV
                        $3,318 ACM V
                        $5,076 ACM VII
                        $4,576 ACM VIII
                        $3,746 AWDGF
                        $3,859 AWDGF II
                        $4,868 AMA
                        $3,996 ACMIF
                        $4,746 ANMIF
                        $3,996 ANYMIF

Donald J. Robinson      $4,092 ACM I              $205,347                 43                      96
                        $3,833 ACM IV
                        $3,323 ACM V
                        $4,580 ACM VII
                        $4,580 ACM VIII
                        $3,750 AWDGF
                        $3,869 AWDGF II
                        $4,872 AMA
                        $3,750 ACMIF
                        $3,750 ANMIF
                        $3,750 ANYMIF

--------------------------------------------------------------------------------
      The Board of Directors of each Fund unanimously recommends that the stockholders of each Fund vote FOR the election or re-election, as the case may be, of each Fund's foregoing nominees as fully described in this Proxy Statement, to serve as a Director of the applicable Fund.

Other Information

Officers of the Funds

      Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

                                  Position(s) (Month and            Principal Occupation
  Name, Address and Age*            Year First Elected)            during the past 5 years
------------------------          ----------------------     ----------------------------------
Marc O. Mayer (46)                President,                 See biography on page 5.
                                  all Funds (11/03)

Kathleen A. Corbet (44)           Senior Vice President,     Executive Vice President of ACMC,**
                                  ACM I, IV (4/96)           with which she has been associated
                                  ACM V (4/00)               since prior to 1999.
                                  ACM VII (4/95)
                                  ACM VIII (6/95)
                                  AWDGF (6/95)
                                  AWDGF II (6/95)
                                  AMA (9/94)
                                  ACMIF (11/01)
                                  ANMIF (11/01)
                                  ANYMIF (11/01)

Robert B. Davidson III (42)       Senior Vice President,     Senior Vice President of ACMC,**
                                  ACMIF (11/01)              with which he has been associated
                                  ANMIF (11/01)              since prior to 1999.
                                  ANYMIF (11/01)

Andrew M. Aran (46)               Vice President,            Senior Vice President of ACMC,**
                                  ACM I (8/02)               with which he has been associated
                                                             since prior to 1999.

Thomas J. Bardong (58)            Vice President,            Senior Vice President of ACMC,**
                                  AMA (4/95)                 with which he has been associated
                                                             since prior to 1999.

Matthew D. W. Bloom (47)          Vice President,            Senior Vice President of ACMC,**
                                  ACM V (4/01)               with which he has been associated
                                                             since prior to 1999.

Paul J. DeNoon (41)               Vice President,            Senior Vice President of ACMC,**
                                  ACM I (3/93)               with which he has been associated
                                  ACM IV (9/94)              since prior to 1999.
                                  ACM V (10/00)
                                  ACM VIII (10/00)
                                  AWDGF (12/92)
                                  AWDGF II (4/94)

David M. Dowden (38)              Vice President,            Senior Vice President of ACMC,**
                                  ACM VII (4/95)             with which he has been associated
                                  ACMIF (12/01)              since 1999.
                                  ANMIF (12/01)
                                  ANYMIF (12/01)

Terrance T. Hults (37)            Vice President,            Senior Vice President of ACMC,**
                                  ACM VII (12/95)            with which he has been associated
                                  ACMIF (12/01)              since prior to 1999.
                                  ANMIF (12/01)
                                  ANYMIF (12/01)

--------------------------------------------------------------------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**    An affiliate of each of the Funds.

                                  Position(s) (Month and            Principal Occupation
  Name, Address and Age*            Year First Elected)            during the past 5 years
------------------------          ----------------------     ----------------------------------
Thomas Kamp (42)                  Vice President,            Senior Vice President of ACMC,**
                                  AMA (4/03)                 with which he has been associated
                                                             since prior to 1999.

James E. Kennedy, Jr. (43)        Vice President,            Senior Vice President of ACMC,**
                                  ACM V (10/03)              with which he has been associated
                                  ACM VIII (11/03)           since prior to 1999.

John A. Koltes (61)               Vice President,            Senior Vice President of ACMC,**
                                  AMA (9/94)                 with which he has been associated
                                                             since prior to 1999.

Michael L. Mon (34)               Vice President,            Vice President of ACMC,** with
                                  ACM I (4/00)               which he has been associated since
                                  ACM IV (7/99)              June 1999. Prior thereto he was a
                                                             portfolio manager at Brundage, Story
                                                             and Rose since prior to 1999.

Daniel Nordby (59)                Vice President,            Senior Vice President of ACMC,**
                                  AMA (4/99)                 with which he has been associated
                                                             since prior to 1999.

William E. Oliver (54)            Vice President,            Senior Vice President of ACMC,**
                                  ACM VII (6/93)             with which he has been associated
                                                             since prior to 1999.

Douglas J. Peebles (38)           Vice President,            Senior Vice President of ACMC,**
                                  ACM I (8/02)               with which he has been associated
                                  ACM IV (8/02)              since prior to 1999.

Michael J. Reilly (39)            Vice President,            Senior Vice President of ACMC,**
                                  AMA (9/94)                 with which he has been associated
                                                             since prior to 1999.

Michael A. Snyder (41)            Vice President,            A Senior Vice President of ACMC**
                                  ACM I (8/02)               since May 2001. Previously, he was
                                                             a Managing Director in the high
                                                             yield asset group of Donaldson, Lufkin
                                                             & Jenrette Corporation since prior to 1999.

Kewjin Yuoh (32)                  Vice President,            Vice President of ACMC** since
                                  ACM I (11/03)              March 2003. Previously, he was a Vice
                                                             President of Credit Suisse Asset Management
                                                             from 2000 to 2002 and a Vice President
                                                             of Brundage, Story & Rose since prior
                                                             to 1999.

Mark D. Gersten (53)              Treasurer and              Senior Vice President of Alliance
                                  Chief Financial Officer,   Global Investor Services, Inc.
                                  ACM I (2/94)               ("AGIS"),** and a Vice President of
                                  ACM IV (6/88)              AllianceBernstein Investment
                                  ACM V (7/88)               Research and Management, Inc.,** with
                                  ACM VII (2/93)             which he has been associated since
                                  ACM VIII (9/93)            prior to 1999.
                                  AWDGF (3/93)
                                  AWDGF II (4/94)
                                  AMA (9/94)
                                  ACMIF (12/01)
                                  ANMIF (12/01)
                                  ANYMIF (12/01)

--------------------------------------------------------------------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**    An affiliate of each of the Funds.

                                  Position(s) (Month and            Principal Occupation
  Name, Address and Age*            Year First Elected)            during the past 5 years
------------------------          ----------------------     ----------------------------------
Vincent S. Noto (39)              Controller,                Vice President of AGIS,** with which
                                  ACM I (4/01)               he has been associated since prior
                                  ACM IV (4/96)              to 1999.
                                  ACM V (4/96)
                                  ACM VII (4/96)
                                  AWDGF (4/96)
                                  AWDGF II (4/96)
                                  AMA (4/96)

Thomas R. Manley (52)             Controller,                Vice President of ACMC,** with
                                  ACM VII (4/99)             which he has been associated since
                                  ACMIF (12/01)              prior to 1999.
                                  ANMIF (12/01)
                                  ANYMIF (12/01)

Mark R. Manley (41)               Secretary,                 Senior Vice President and Acting
                                  all Funds (11/03)          General Counsel of ACMC,** with
                                                             which he has been associated since
                                                             prior to 1999.

--------------------------------------------------------------------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**    An affiliate of each of the Funds.

Audit Committee Report

      The following Audit Committee Report was adopted by the Audit Committee of each Fund.

      The Audit Committee operates pursuant to a written charter that was last amended and restated by the Fund's Board of Directors in February 2004, a copy of which is attached as Exhibit B to this Proxy Statement. The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements;
(iii) the independent auditors' independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

      The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Fund's Board of Directors

      Ruth Block                             Dr. James M. Hester
      David H. Dievler                       Clifford L. Michel
      John H. Dobkin                         Donald J. Robinson
      William H. Foulk, Jr.

Independent Auditors

      The Boards of Directors of each of the Funds at meetings held on November 11, 2003 (ACM I), July 23, 2003 (ACM IV, ACM V and ACM VIII), September 13, 2003 (ACM VII and AWDGF), January 22, 2003 (AWDGF II) and September 13, 2003 (ACMIF, ANMIF and ANYMIF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent auditors to audit the accounts of AWDGF II (for the fiscal year ending March 31, 2004), ACM IV (July 31, 2004), ACM V (August 31, 2004), ACM VIII (September 30,
2004), ACM VII (October 31, 2004), AWDGF (October 31, 2004), ACMIF (October 31,
2004), ANMIF (October 31, 2004), ANYMIF (October 31, 2004) and ACM I (December 31, 2004). The Board of Directors of

AMA at a meeting held on July 23, 2003 similarly approved by vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent auditors, to audit the accounts of AMA for its fiscal year ending September 30, 2004. In reliance on Rule 32a-4 under the Act, the Funds are not seeking stockholder ratification of the selection of their independent auditors.

      Ernst & Young LLP has audited the accounts of ACM I, ACM IV, ACM VII, ACM VIII, AWDGF, AWDGF II, ACMIF, ANMIF and ANYMIF since the respective dates of their commencements of each of the Fund's operations, and of ACM V since its fiscal year ended August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Auditors' Fees

      The following table sets forth the aggregate fees billed by the independent auditors for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.

                                                                                 All Fees for
                                                                                   Non-Audit
                                                                                   Services
                                                                                   Provided
                                                                                 to the Fund,
                                                          Audit                  the Adviser
                                                         Related                 and Service
                                          Audit Fees      Fees       Tax Fees    Affiliates*
                                          ----------   ----------   ----------   -----------
ACM Income                         2002   $   48,000   $   11,746   $   17,000   $  595,746
   Fund, Inc.                      2003   $   55,000   $   12,500   $   18,000   $  929,765

ACM Government                     2002   $   40,000   $   10,917   $   16,500   $  893,013
   Opportunity Fund, Inc.          2003   $   44,000   $   11,360   $   17,500   $  719,375

ACM Managed Income                 2002   $   43,000   $   21,950   $   16,943   $  792,054
   Fund, Inc.                      2003   $   49,000   $   26,371   $   17,521   $  882,657

ACM Municipal Securities           2002   $   40,000   $   20,282   $   13,500   $  696,143
   Income Fund, Inc                2003   $   44,000   $   20,078   $   13,100   $  728,443

ACM Managed Dollar                 2002   $   48,000   $    6,575   $   13,518   $  784,754
   Income Fund, Inc.               2003   $   49,000   $    9,750   $   15,000   $  837,015

Alliance World Dollar              2002   $   48,000   $    7,950   $   16,992   $  687,303
   Government Fund, Inc.           2003   $   51,000   $   12,000   $   15,500   $  939,765

Alliance World Dollar              2002   $   48,000   $    9,100   $   17,069   $  865,155
   Government Fund II, Inc.        2003   $   51,000   $    8,500   $   11,600   $  700,012

Alliance All-Market                2002   $   38,000   $    3,334   $   19,901   $1,142,899
   Advantage Fund, Inc.            2003   $   41,000   $    2,329   $   20,750   $  733,266

Alliance California Municipal      2002   $   22,500   $   20,000   $    6,000   $  688,361
   Income Fund, Inc.               2003   $   44,000   $   23,144   $   13,446   $  731,855

Alliance National Municipal        2002   $   22,500   $   20,000   $    6,000   $  688,361
   Income Fund, Inc.               2003   $   44,000   $   23,144   $   13,446   $  731,855

Alliance New York Municipal        2002   $   22,500   $   20,000   $    4,000   $  688,361
   Income Fund, Inc.               2003   $   44,000   $   23,144   $   13,446   $  731,855

--------------------------------------------------------------------------------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

      Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2003 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2003 were ACM I, $392,500 (comprising $374,500 of audit related fees and $18,000 of tax fees); ACM IV, $315,860 (comprising $298,360 of audit related fees and $17,500 of tax fees); ACM V, $330,892 (comprising $313,371 of audit related fees and $17,521 of tax fees); ACM VII, $203,178 (comprising $190,078 of audit related fees and $13,100 of tax fees); ACM VIII, $311,750 (comprising $296,750 of audit related fees and $15,000 of tax fees); AWDGF, $414,500

(comprising $399,000 of audit related fees and $15,500 of tax fees); AWDGF II, $170,100 (comprising $158,500 of audit related fees and $11,600 of tax fees); AMA, $23,079 (comprising $2,329 of audit related fees and $20,750 of tax fees); ACMIF, $206,590 (comprising $193,144 of audit related fees and $13,446 of tax fees); ANMIF, $206,590 (comprising $193,144 of audit related fees and $13,446 of tax fees); and ANYMIF, $206,590 (comprising $193,144 of audit related fees and $13,466 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser and Service Affiliates is compatible with maintaining the auditors' independence.

                    INFORMATION AS TO THE INVESTMENT ADVISER
                       AND THE ADMINISTRATORS OF THE FUNDS

      Each Fund's investment adviser is Alliance Capital Management L.P.,
1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II , AMA, ACMIF, ANMIF and ANYMIF is the Adviser. Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM I is UBS Global Asset Management, with principal offices at 51 West 52nd Street, New York, New York 10019. The administrator for ACM V and ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. For the fiscal year ended 2003, an initial report of beneficial ownership of securities on Form 3 was inadvertently filed late on behalf of James E. Kennedy, Jr., a Vice President of ACM V.

                                  OTHER MATTERS

      Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

      As of January 21, 2004, Aon Corporation and Combined Insurance Company of America, each with an address of 200 East Randolph Street, Chicago, Illinois 60601, were believed by management of ACM IV to beneficially own an aggregate of 4,015,436 shares, or approximately 31.34%, of the outstanding common stock of ACM IV.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 25, 2004 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. In case of ACMIF, ANMIF and ANYMIF, to be presented at the 2005 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2005 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than October 25, 2004 and no later than November 23, 2004.

      The persons named as proxies for the 2005 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund, except ACMIF, ANMIF or ANYMIF, receives notice of the matter by January 6, 2005 (or such earlier date as may be specified by an advance notice provision, if any, in the Fund's Bylaws), and in the case of ACMIF, ANMIF and ANYMIF, receives notice of the matter no sooner than October 25, 2004 and no later than November 23, 2004. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

      Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investment and Research Management at (800) 227-4618 or contact Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                            By Order of the Boards of Directors,


                                            Mark R. Manley
                                            Secretary

February 20, 2004

New York, New York

                                                                       Exhibit A

                          Nominating Committee Charter

                        (Adopted as of February 12, 2004)

      The Board of Directors (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the "Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of its Board. This Charter applies separately to each Fund and its Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

      The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund's Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors and (iv) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

      The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund's Bylaws, but in any event not less than two Directors. The Committee must consist entirely of Board members ("Independent Directors") who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

      One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

      The Committee will not have regularly scheduled meetings. Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director Nominees

      The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund;
(vii) the candidate's ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Directors of the Fund normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Fund's investment adviser or its affiliates.

Identification of Nominees

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

      The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix B of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

                                   Appendix A

                                      Funds

                            (As of February 12, 2004)

                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                              ACM INCOME FUND, INC.
                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
                      ACM MANAGED DOLLAR INCOME FUND, INC.
                          ACM MANAGED INCOME FUND, INC.
                   ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                  ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.
                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.
                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                                   Appendix B

           Procedures for the Nominating Committee's Consideration of
                      Candidates Submitted by Stockholders

                            (As of February 12, 2004)

      A candidate for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

      1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least 5% of the Fund's common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

      2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

      3. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting.

      4. The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder;
            (E) whether the Nominating Stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the Nominating Stockholder's consent to be named as such by the Fund;
            (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. "Associated Person of the Nominating Stockholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

      5. The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

                                                                       Exhibit B

                             AUDIT COMMITTEE CHARTER

I.    Committee Membership:

      The Audit Committee shall be composed of at least three directors and shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 (the "1934 Act").(1) The terms "directors" and "Board of Directors" shall mean "trustees" and "Trustees" in the case of Companies that are organized as trusts.

      The Board of Directors (the "Board") shall determine that each Audit Committee member is "financially literate," and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

      No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee. The Board has determined that service on the Audit Committee of the Company and the audit committees of any other registered investment company in the Alliance Complex should be considered service on a single public company audit committee for purpose of the three-audit committee limitation.

      Members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Audit Committee shall designate one member of the Audit Committee as its chairman.

--------------------------------------------------------------------------------
(1) In order to satisfy Rule 10A-3 of the 1934 Act, a member of the Audit Committee may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than (a) director's fees and (b) any other regular benefits that other directors receive, or (2) be an "interested person" of the Company as such term is defined in section 2(a)(19) of the Investment Company Act of 1940.

II.   Committee Purposes:

      The purposes of the Audit Committee are to:

      1.    assist the Board in its oversight of:

            (i) the integrity of Company's financial statements and the independent audit thereof;

            (ii) the Company's compliance with legal and regulatory requirements;

            (iii) the independence, qualifications and performance of the independent accountants; and

            (iv) the Company's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Company or by someone owing a fiduciary or other duty to the Company (or that such a violation is occurring or is about to occur), including reports made pursuant to the SEC's Standards of Professional Conduct for Attorneys.

      2. prepare an audit committee report for inclusion in the Company's annual proxy statement, if such proxy statement is required by applicable SEC rules.

      The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Company's annual financial statements, and providing such other services to the Company as may be agreed to from time to time. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company, and are not and do not represent themselves to be performing the functions of accountants or auditors, including in respect of auditor independence. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by management or the independent accountants as to any non-audit services provided by the independent accountants to the Company, Alliance Capital Management L.P., the Company's investment adviser (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser which provides services to the Company (collectively, the "Adviser Entities").

      The independent accountants for the Company shall report directly to the Audit Committee.

      The independent accountants shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the independent accountants' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent accountants and (a) the Company, (b) the Adviser, and (c) any entity in a control relationship with the Adviser, whether or not it provides services to the Company, including at least the matters set forth in Independence Standards Board No. 1 and any other required information, including information required by relevant Public Company Accounting Oversight Board rules, standards and pronouncements. The description of the relationships should include a description of the non-audit services including the fees associated therewith, that were not pre-approved by the Company's Audit Committee. The Auditors' Statement may be in more than one document, and a portion of the required information may be provided by the Adviser to the extent permitted by applicable law and other requirements.

      The independent accountants shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent accountants: (i) the audit of the Company's annual financial statements and any reviews of the financial statements included in any regulatory filings of the Company or services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent accountants to the Company, the Adviser or the Adviser Entities, in the aggregate and by each service. The statement as to (ii), (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company, (b) the Adviser, and (c) the Adviser Entities.

III.  Committee Structure and Operations:

      The Audit Committee shall meet semi-annually, or more frequently if circumstances dictate, to discuss with management and the independent accountants the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with each of management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or to the independent directors, or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by which all persons participating in the meeting can hear each other.

IV.   Committee Duties and Powers:

      To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

      1.    with respect to the independent accountants,

            (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent accountants;(2)

            (ii) to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

--------------------------------------------------------------------------------

(2) Note that this requirement does not preclude the Audit Committee from obtaining the input of management, but these responsibilities must not be delegated to management. It is expected the Board will ratify the appointment of the independent accountants as required by the Investment Company Act of 1940.

            (iii) to pre-approve, in accordance with the Policies and Procedures for the Pre-Approval of Services to be Performed by the Company's Independent Accountant (the "Pre-Approval Policies and Procedures") attached hereto as Annex A,(3) all audit and non-audit services provided by the independent accountants to the Company as well as any applicable non-audit services provided by the independent accountants to the Adviser or any Adviser Entities that provide ongoing services to the Company that relate directly to the operations and financial reporting of the Company (the "Related Services");

            (iv) to obtain assurances from the independent accountants that the audit was conducted in a manner consistent with Section 10A of the 1934 Act;

            (v) to obtain from the independent accountants in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within accounting principles generally accepted in the United States ("GAAP") for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants, and any material written communications between the independent accountants and management, such as any "management" letter or schedule of unadjusted differences;

            (vi) to ensure that the independent accountants prepare and deliver annually an Auditors' Statement (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), and to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants;

            (vii) to review and evaluate the qualifications, performance and independence of the independent accountants, as well as the lead partner of the independent accountants;

           (viii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

            (ix) to take into account the opinions of management in assessing the independent accountants' qualifications, performance and independence.

--------------------------------------------------------------------------------
(3)   Annex A is not included as part of this Exhibit B.

      2. with respect to accounting principles and policies, financial reporting and internal control over financial reporting,

            (i) to advise management, the relevant service providers and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting, including, without limitation, significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

            (ii) to consider any reports or communications (and management's and/or applicable service providers' responses thereto) submitted to the Audit Committee by the independent accountants required by auditing standards generally accepted in the United States ("GAAS"), as they may be modified or supplemented, including reports and communications related to:

                  o deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o     the independent accountants' responsibility under GAAS;

                  o     any restrictions on audit scope;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o any accounting adjustments arising from the audit that were noted or proposed by the accountants but were passed (as immaterial or otherwise);

                  o the responsibility of the independent accountants for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o consultation by management with other independent accountants;

                  o major issues discussed with management prior to retention of the independent accountants;

                  o difficulties encountered with management in performing the audit;

                  o the independent accountants' judgments about the quality of the Company's accounting principles, and of any changes thereto; and

                  o reviews, if any, of interim financial information conducted in accordance with GAAS by the independent accountants; and

            (iii) to meet with management, the independent accountants and, if appropriate, the relevant service providers:

                  o to discuss the scope of the annual audit or any audit or review of interim financial statements;

                  o to discuss the audited financial statements and other periodic reports, if any, including any Company disclosure relating to management's discussion of fund performance;

                  o to review the following disclosures required to be made to the Audit Committee by the independent accountants in accordance with Item 9(e) of Schedule 14A of the 1934
                        Act:

                        (a) the percentage of audit-related services, tax services and all other services that were approved by the Audit Committee pursuant to the Pre-Approval Policies and Procedures;

                        (b) the aggregate non-audit fees billed by the Company's accountant for services rendered to the Company, the Adviser and the Adviser Entities for the last two fiscal years of the Company;

                        (c) fees billed for services rendered to the Company and, separately, fees for Related Services;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

                  o to review the effects of alternative GAAP methods on the financial statements;

                  o to discuss any problems or difficulties the independent accountants encountered in the course of the audit, including any restrictions on their activities or access to requested information and management's response to such problems or difficulties, and to resolve significant disagreements between management and the independent accountants;

                  o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent accountants to the Company;

                  o to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board and shareholders;

                  o to discuss any significant communications between the audit team and the independent accountant's national office respecting auditing or accounting issues presented by the engagement;

                  o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

                  o to discuss allocations of expenses between the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

                  o to discuss the Company's compliance with Subchapter M and, if applicable, Subchapter L, of the Internal Revenue Code of 1986, as amended;

                  o to discuss the Company's compliance with Rule 2a-7 of the Investment Company Act of 1940, to the extent that such Rule applies to the Company;

                  o to discuss with management and the independent accountants their respective procedures to assess the appropriateness of securities prices provided by external pricing services;

                  o to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss with management and the independent accountants any reports issued by independent accountants regarding the Company's transfer, custody and accounting agents;

                  o to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

                  o to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

                  o to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices implemented or expected to be implemented by the independent accountants; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor, manage and minimize such risks; and

            (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the Company's business, financial statements or compliance policies, including material notices to any inquiries received from governmental agencies; and

      3. with respect to authority and responsibilities of the Audit Committee upon receipt of a report from counsel to Company or to the independent directors concerning (i) a material violation of law by the Company or by someone with a fiduciary or other duty to the Company or (ii) a material violation of the Code of Ethics (the "Code") by the Company's Principal Executive Officer, Principal Financial and Accounting Officer and Controller ("Covered Officers"),

            (i) to initiate a reasonable inquiry into the evidence presented to determine whether a material violation of law or of the Code in fact has occurred, is occurring or is about to occur, which may include an investigation by the Company's chief legal officer or outside attorneys;

            (ii) if the Audit Committee upon investigation reasonably determines that no violation of law or of the Code exists, to notify the reporting counsel of the basis for that determination;

            (iii) if the Audit Committee determines upon investigation that a violation of law does or may exist, to take all reasonable steps to adopt an appropriate response (which may include referral of the matter to the Board) and to advise the reporting counsel (and, to the extent the Audit Committee believes appropriate or required, others, such as the chief legal officer and chief executive officer) of that response;

            (iv) if the Audit Committee determines upon investigation that a violation of the Code does or may exist, to inform and make a recommendation to the Board, who will consider appropriate action;

            (v) to make the determinations required by the foregoing by majority vote and to ensure that no member shall act in contravention of any such majority determination; and

            (vi) to consult with the Company's chief legal officer in fulfilling their responsibilities hereunder (unless the circumstances reasonably dictate that such consultation would not be appropriate) and to have reasonable access at the Company's expense to consult or retain legal counsel or other expert assistance; and

      4.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board in electing the principal accounting officer of the Company;

            (ii) to review with the Company's principal executive officer and/or principal financial officer, in connection with their certifications on Form N-CSR, any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process and summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

            (iii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Company or the Adviser or employees of any service provider that provides accounting related services to the Company, of concerns regarding questionable accounting or auditing matters, and to address reports from attorneys or accountants about possible breaches of federal or state securities laws or fiduciary duty;

            (iv) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Company's accounting or financial reporting and to retain independent counsel, accountants or others to advise the Audit Committee or assist in the conduct of an investigation, as it deems necessary or appropriate, without seeking approval of the Board or management;

            (v) to prepare any report or other disclosures required by the SEC to be included in the Company's annual proxy statement;(4)

--------------------------------------------------------------------------------
(4) Closed-end investment companies must include in their proxy statements relating to the election of directors a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to Independence. The report must also include a statement as to whether, based on these three items, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's annual report required by ss.30(e) of the Investment Company Act of 1940.

            (vi) to grant waivers, as appropriate, to the Code sought by Covered Officers;

            (vii) to prepare and issue the evaluation required under
                  "Performance Evaluation" below;

           (viii) to advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics;

            (ix) to review the reports submitted by the Adviser relating to issues arising under the Adviser's Code of Ethics that relate to the Adviser's investment company business, including all violations of the Code, which reports are to be provided at least quarterly (more frequently if the Audit Committee so instructs);

            (x) to review the quality reports submitted by the Adviser's Internal Compliance Controls Committee relating to internal compliance matters, which reports are to be provided at least quarterly (more frequently if the Audit Committee so instructs);

            (xi) to review policies of the Adviser, the Adviser Affiliates and any other entity within the Company's Investment Company Complex, as such term is defined in Rule 2-01(f)(14) of Regulation S-X, for hiring employees or former employees of the independent accountants whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

            (xii) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

           (xiii) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

V.    Delegation to Subcommittee:

      The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized the Chairman of the Audit Committee (or any other Audit Committee member to whom this responsibility has been delegated) to pre-approve any audit or non-audit services to be performed by the independent accountants, provided that such approvals do not exceed the limit set forth in the Audit Committee preapproval procedures and are presented to the Audit Committee at its next scheduled meeting.

VI.   Performance Evaluation:

      The Audit Committee shall prepare and review with the Board of Directors an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee's charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairman of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

VII.  Resources and Authority of the Audit Committee:

      The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

      The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

      1. Compensation to the independent accountants and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

      2.    Compensation to any advisors employed by the Audit Committee; and

      3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Approved as Amended and Restated on February 12, 2004

TABLE OF CONTENTS                                                           Page
================================================================================

Introduction ...............................................................   1
Proposal One: Election of Directors ........................................   3
Information as to the Investment
    Adviser and the Administrators
    of the Funds ...........................................................  19
Other Matters ..............................................................  19
Submission of Proposals for the
    Next Annual Meeting
    of Stockholders ........................................................  20
Reports to Stockholders ....................................................  20
Exhibit A:
    Nominating Committee Charter ...........................................  21
Exhibit B:
    Audit Committee Charter ................................................  26


                                                           ACM Income Fund, Inc.
                                           ACM Government Opportunity Fund, Inc.
                                                   ACM Managed Income Fund, Inc.
                                      ACM Municipal Securities Income Fund, Inc.
                                            ACM Managed Dollar Income Fund, Inc.
                                     Alliance World Dollar Government Fund, Inc.
                                  Alliance World Dollar Government Fund II, Inc.
                                        Alliance All-Market Advantage Fund, Inc.
                                 Alliance California Municipal Income Fund, Inc.
                                   Alliance National Municipal Income Fund, Inc. Alliance New York Municipal Income Fund, Inc.

================================================================================

                          [LOGO] ALLIANCEBERNSTEIN(SM)
                       Investment Research and Management

================================================================================

NOTICE OF
JOINT ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

March 25, 2004

PROXY                                                       PROXY

          ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON MARCH 25, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF THE CORPORATION

          The undersigned stockholder of Alliance New York Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 25, 2004 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

          The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

          IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS; AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

             Please refer to the Proxy Statement for
                  a discussion of the Proposal.

    PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND
 RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE ENCLOSED ENVELOPE.

          NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------               -------------------------

-------------------------               -------------------------

-------------------------               -------------------------

          ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

     Your Board of Directors
     urges you to vote "FOR" the
     election of all Nominees.

                                            Please mark votes as
                                            in this example: /X/

1.   Election of Directors                            FOR ALL
                                            WITHHOLD  NOMINEES
                                  FOR ALL   FROM ALL  EXCEPT AS
                                  NOMINEES  NOMINEES  NOTED BELOW
                                  /_/       /_/       /_/

     Class One Nominees
     (terms expire 2007):

     John H. Dobkin                                   /_/
     Clifford L. Michel                               /_/
     Donald J. Robinson                               /_/

2.   To vote and otherwise
     represent the undersigned
     on any other matters that
     may properly come before
     the Annual Meeting or any
     postponement or adjournment
     thereof, in the discretion
     of the proxy holder(s).

                                  Mark here for address
                                  change and note at
                                  left                        /_/

                                  Please be sure to sign and
                                  date this Proxy.

                                  -------------------------------
                                  (Signature of Stockholder)

                                  -------------------------------
                                  (Signature of joint owner, if
                                  any)

                                  Date __________, 2004

00250.0209 #461523